                                                                       EXHIBIT 7


                          INDEPENDENT AUDITOR'S CONSENT


We consent to the incorporation by reference in this Registration Statement of Virtual Technology Corporation on Form S-8 of our reports dated February 10, 1999 and April 23, 1999, appearing in the Registration Statement on Form 10-K filed May 6, 1999.



                                      /s/ SAMUEL T. KANTOS AND ASSOCIATES

Minneapolis, Minnesota
June 17, 1999